Holding Company for

NASDAQ: UBNK

Forward Looking Statements

Certain comments made in the course of this presentation by UBNK are forward-looking in nature.  These include all statements about UBNK’s operating results or financial position for periods ending or on dates occurring after December 31, 2009 and usually use words such as “expect”, “anticipate”, “believe”, and similar expressions.  These comments represent management’s current beliefs, based upon information available to it at the time the statements are made with regard to the matters addressed.

All forward looking statements are subject to risks and uncertainties that could cause UBNK’s actual results or financial condition to differ materially from those expressed in or implied by such statements.  Factors of particular importance to UBNK include, but are not limited to: (1) changes in general economic conditions, including interest rates; (2) competition among providers of financial services; (3) changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments; (4) adverse changes in the securities markets; and (5) our ability to enter new markets successfully and capitalize on growth opportunities.  UBNK does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Why invest in United Financial Bancorp, Inc.?

Experienced Management Team focused on creating shareholder value

Well capitalized (14% Tangible Equity/ Tangible Assets)

Effective Capital Management Strategy with successful stock repurchase program and competitive dividend yield

Continuous growth through an expanding franchise

Organic growth

De Novo branching

Acquisition

Balanced Loan & Deposit Mix and Growth

Strong market position in both loans & deposits

More bank-like mix in loans

54% of deposits in core

Excellent asset quality

63% of NPLs driven by 5 loans with workout strategies

95% of Investment portfolio is agency backed

Name	Title	Years in Industry	Prior Experience
Richard B. Collins	*Chairman of the Board, President and Chief Executive Officer*	40+	Joined United Bank in 2001. CEO of First Massachusetts Bank, N.A.
Keith E. Harvey	*Executive Vice President, Operations and Retail Sales*	35+	Joined United Bank in 1984.
Mark A. Roberts	*Executive Vice President and Chief Financial Officer*	25+	Joined United Bank in 2006. VP Finance at Woronoco Savings Bank VP and Controller at The Connecticut Bank and Trust Company in Hartford, CT
J. Jeffrey Sullivan	*Executive Vice President and Chief Lending Officer*	20+	Joined United Bank in 2003. SVP Business Development and Commercial Lending at Bank of Western Massachusetts
Charles R. Valade	*Executive Vice President, Commercial Lending*	35+	Joined United Bank in 2009. Founder, President and Chief Executive Officer of CNB
John J. Patterson	*Senior Vice President, Risk Management*	40+	Joined United Bank in 1993. Experience concentrated in Risk Management and Credit Administration

United Financial Bancorp, Inc.

Experienced Management Team

Deploying our Strong Capital Position

CAPITAL

Consistent Brand and Product Marketing:

Continue emphasis on core deposit growth

Leverage Customer Relationship Management

Franchise Expansion:

Organic growth

De Novo branching

Strategic acquisitions

Commercial Lending Focus:

Added 4 experienced Springfield Commercial
Lenders

Added 6 experienced Worcester Commercial
Lenders

Maintain focus on experience/ conservative
underwriting and credit administration

Expand/diversify sources of non-interest income:

$121.6mm AUM at United Wealth Management Group

Consistent growth in consumer/commercial checking accounts

Effective Capital Management Strategy:

Competitive dividend yield

Successful common stock repurchase program:

Completed: three buy back programs repurchasing

1,726,517 at average price of $13.44.

In progress: 5% program commenced on 12/1/09 to

repurchase 798,055 shares of which 215,368 have been

purchased to date at an avg price of $12.89.

To date: 2,018,173 shares at an average price of $13.34.

9

0

Worcester

Springfield

Boston

United Bank- founded in 1881

$1.3 billion in assets

16 Full-Service Branches

Two Express (Drive-Up) Branches

19 ATM locations

Located at the crossroads of New
England

Intersection of Interstate 91 and Mass
Turnpike

90 minutes from Albany, NY and
Boston, MA

30 minutes North of Hartford, CT

Commonwealth National Bank

Acquisition completed 11/30/09

$300 million in assets

6 Branches

Headquartered in Worcester, MA – 2nd largest population in
New England

7 ATM locations

Market is adjacent to I-495 Technology Corridor & 30 minutes to Boston’s Metro/West area

One hour to corporate headquarters in West Springfield

Expanding Franchise

Consumer & HE 16%
Commercial 10%
Construction 5%
Multifamily & Commercial RE 24%
1-4 Family RE 45%

Consumer & HE 14%
Commercial 14%
Construction 4%
1-4 Family RE 30%
Multifamily & Commercial RE 38%

United Financial Bancorp, Inc.

Shift toward Bank-Like Mix for Loans

Mortgage Market Share – Hampden County #1 in 2009, up from #5 in 2008.

5 yr CAGR 9.7%: 09/08 growth is 5.0% (ex CNB & 2009 loan sales).

Includes $243 million in CNB gross acquired loans as of 11/30/09.

Continued conservative Underwriting Standards.

Higher percentage of CRE loans with high degree of diversification.

Loan Mix as of December 31, 2009

(in millions)

$341.8

$159.4

$50.4

$409.7

Total Loans $1,122.2

Yield 5.51%

$256.1

$94.1

$56.3

$137.8

$29.8

Loan Mix as of December 31, 2004

(in millions)

Total Loans $574.1

Yield 5.51%

$29.8

$161.0

$50.4

> $2 million
28%
< $2 million
72%

76%-80% LTV
38%
< 70% LTV
48%
70%-75% LTV
14%

United Financial Bancorp, Inc.

Commercial Loan Portfolio

$256.1

$233.1

No out of market loans above 70% LTV

LTV ratios estimated based on current appraised values

$29.8

Commercial Loans (in millions)

Total Commercial, CRE &

Construction Loans - $619 million

$29.8

$448

$171

$60

$77

$22

CRE’s over $2 million (in millions)

Total CRE loans > $2 million -  $159 million

$171 million = 47 loans > $2 million:

$159 million CRE

$7 million C&I

$5 million Construction

Loan grade:  $84 million - Strong or Good

  $65 million - Acceptable

  $22 million - Special Mention or Classified

$448 million = 940 loans < $2 million

Average size $294k; Median size $195k

Other
17%
Retail
19%
Retail
Petroleum
4%
Office
16%
Industrial
19%
Hospitality
7%
Health Care
2%
Apartments
16%

Owner
Occupied
34%
Investor
66%

United Financial Bancorp, Inc.

CRE Property Types & Owner Occupied %

$256.1

$29.8

CRE Mix as of December 31, 2009

(in millions)

Total CRE Loans $409.7

$233.1

Average Loan size $207,000

Two largest CRE loans are $14.1 million office
building and $10 million supermarket

Retail includes:

$27 million neighborhood retail

$19 million credit rated pharmacies

$10 million anchored supermarket

$256.1

$29.8

Owner Occupied % as of  December 31, 2009

(in millions)

80% of non-owner occupied loans originated in primary market area

65% of non-owner occupied portfolio originated by Springfield; 35%
originated by Worcester

5 largest developer relationships are between $14-$16 million

$139.7

$270.0

Total CRE Loans $409.7

$81.2

$71.4

$65.5

$27.0

$77.6

$64.0

$14.7

$8.3

Condo
23%
Commercial
2%
Land
Development
20%
1-4 Family
55%

Other Service
27%
Construction
Trades
22%
Healthcare
6%
Transportation
4%
Retail Other
8%
Wholesale
10%
Manufacturing
23%

United Financial Bancorp, Inc.

Reduced Construction and Diversified C&I Mix

$256.1

$29.8

$233.1

Portfolio is half of the balance at real estate construction peak in 2006 ($94 million at 12/31/06 –including CNB)

Condo loans centered in 5 projects with strong local
sponsors

1-4 family loans are highly diversified across 61 projects
with average size under $500,000

$256.1

$29.8

C&I Mix as of December 31, 2009

(in millions)

Diversified

Average Loan size under $100k

Largest C&I Loan is $4.4 million

Regional Mix: $97 million Springfield and $64 million
Worcester

Commercial Construction Mix as of December 31, 2009

(in millions)

Total Commercial Construction Loans $48.8

4% of Overall Loan Portfolio

Total C&I Loans $159.4

$9.9

$11.4

$26.4

$35.0

$36.5

$16.3

$12.6

$7.0

$8.8

$43.2

Non-performing Assets/Total Assets
National Average
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2004Y
2005Y
2006Y
2007Y
2008Y
2009Q1
2009Q2
2009Q3
2009Q4

Non-performing Loans/Total Loans
National average
4.00%
3.00%
2.00%
1.00%
0.00%
2004Y
2005Y
2006Y
2007Y
2008Y
2009Q1
2009Q2
2009Q3
2009Q4

Net Charge-offs to Avg Loans
National average
3.00%
2.00%
1.00%
0.00%
2004Y
2005Y
2006Y
2007Y
2008Y
2009Q1
2009Q2
2009Q3
2009Q4

United Financial Bancorp, Inc.

Excellent Asset Quality

5 commercial credits drive charge-offs and 63% of NPL’s.  All with specific workout strategies.

Reserves to Total Loans at 1.07%, excluding purchased loans (CNB $243 million and other purchased loans of $22.7 million).

Conservative investment portfolio – 95% gov’t owned or sponsored.

- Comprehensive suite of free and value added banking products and services
- Well established, incentive-based cross-sales
- Low churn rates

Personal Banking Emphasis
Comprehensive Technology
Aggressive Pursuit of Market Share

- Decade of emphasis on Online Banking:
  52% of checking account customers use online banking, of which 52% use bill pay
- Customer Relationship Management software deployed to maximize client relationships
- Mobile Access and Account Alerts
- Remote Deposit Capture
- Online Deposit and Loan applications

- New Branch openings in contiguous markets
- Emphasis on new product introductions
- Reward and Retention Account (2007)
- Municipal Banking (2008)
- Non-profit Banking Package (2009)

United Financial Bancorp, Inc.

Deposits: #3 Market Share Hampden County since ‘08

Money Market
23%
Savings
15%
Transaction
21%
CDs
41%

Savings
17%
Money Market
18%
Transaction
19%
CDs
46%

United Financial Bancorp, Inc.

Includes $195 million in CNB acquired deposits as of 11/30/09.

Excluding CNB: 5 Yr Deposit CAGR:  6.8%, ‘09/’08 growth 9.2%

Core deposits >50% of total; 5 Yr Core Deposit CAGR 5.7%

Deposit Mix as of December 31, 2004

(in millions)

Deposit Mix and Growth

Total Deposits $613.7

QTD Cost of Deposits 1.54%

Total Deposits $1,038.9

QTD Cost of Deposits 1.47%

$196.6

$189.8

$478.3

$174.3

Deposit Mix as of December 31, 2009

(in millions)

$94.6

$139.8

$126.1

$253.2

2006
2007
2008
2009
100M
90M
80M
70M
60M
50M
40M
30M
20M
10M
0M
UB - Chicopee
UB - NoHo Express
UB - Agawam
UB - East Longmeadow
UB - Westfield North
UB - Northampton Office
December
December
January
February
March
April
May
June
July
August
September
October
November
December
January
February
March
April
May
June
July
August
September
October
November
December

United Financial Bancorp, Inc.

$98.8 Million in Deposits at De Novo Branches

As of 12/31/09:

Northampton

Opened 06/05/06

$26,292,402

Westfield North

Opened 12/29/06

$11,960,610

East Longmeadow

Opened 01/28/08

$13,798,445

Agawam

Opened 04/21/08

$17,612,607

Northampton Express

Opened 09/15/08

$5,070,841

Chicopee

Opened 06/29/09

$24,202,175

2006	2007	2008	2009
Earnings Data (in 000's except EPS):				
Core Net Income	$ 4,924	$ 4,377	$ 8,100	$ 8,645
Core Earnings Per Share	$0.29	$0.26	$0.51	$0.57
Net Interest Income	$ 27,555	$ 29,167	$ 39,811	$ 41,000
Provision for Loan Losses	969	1,425	1,846	2,998
Normalized Non-interest Income	5,392	5,735	6,620	8,676
Normalized Non-interest Expenses	24,036	26,039	30,690	33,458
Profitability Data and Ratios:				
Average Earning Assets (000's)	$926,274	$1,001,436	$1,146,992	$1,207,705
Net Interest Margin	2.97%	2.91%	3.47%	3.39%
Non-interest Income/Average Assets	0.56%	0.55%	0.56%	0.68%
Non-interest Expense/Average Assets	2.51%	2.52%	2.59%	2.64%
Efficiency Ratio	72.95%	74.02%	66.16%	68.49%
Asset Quality:				
Non-performing Assets/Total Assets (excluding purchased loans)	0.18%	0.25%	0.46%	0.95%
Allowance for Loan Losses/ Total Loans (excluding purchased loans)	0.95%	0.94%	0.95%	1.07%
Net Charge-offs/Total Average Loans	0.02%	0.12%	0.15%	0.23%
Capital:				
Tangible Equity/Tangible Assets	13.64%	20.95%	18.03%	14.20%
Tangible Book Value Per Share	$ 8.01	$ 12.73	$ 13.01	$ 12.93
Dividends Per Share	$ 0.20	$ 0.24	$ 0.27	$ 0.28
Year End Stock Price	$ 13.80	$ 11.10	$ 15.14	$ 13.11

United Financial Bancorp, Inc.

3 Yr CAGR:   Core Net
Income  22%   Core EPS
26%

Loan growth drove 9%   3
Yr CAGR on average
earning assets

NIM improvement 42 bps

Non-interest income grew
in deposit service charges
(increase in accounts &
transactions) and Wealth
Mgmt (increase in AUM)

Efficiency ratio improving
as we grow

NPA and charge-offs
increased due to 5
commercial credits with
workout strategies

Well capitalized at 14%.
Decrease in tangible equity
to tangible assets driven by
buybacks, balance sheet
growth and CNB
acquisition

Financial Performance

CNB Earnings Impact: 2010 Earnings Accretion projected > initial projection of 9%.

Minimal dilution to tangible book value.

Why invest in United Financial Bancorp, Inc.?

Experienced Management Team focused on creating shareholder value

Well capitalized (14% Tangible Equity/ Tangible Assets)

Effective Capital Management Strategy with successful stock repurchase program and competitive dividend yield

Continuous growth through an expanding franchise

Organic growth

De Novo branching

Acquisition

Balanced Loan & Deposit Mix and Growth

Strong market position in both loans & deposits

More bank-like mix in loans

54% of deposits in core

Excellent asset quality

63% of NPLs driven by 5 loans with workout strategies

95% of Investment portfolio is agency backed

Holding Company for

FOR QUESTIONS, PLEASE CONTACT:

Dena M. Hall, SVP, Marketing and Investor Relations

(413) 787- 1292

dhall@bankatunited.com

Mark A. Roberts, Executive Vice President and Chief Financial Officer

(413) 787-1201

mroberts@bankatunited.com

Holding Company for

APPENDIX

5 YR CAGR = 9.7% 09/08 Growth 5.0% (ex CNB and 2009 loan sales)
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$29.8
$56.3
$94.1
$137.8
$256.1
$28.9
$59.6
$112.0
$150.1
$285.2
$54.8
$69.8
$142.9
$175.6
$319.1
$42.1
$81.6
$146.8
$214.8
$339.5
$32.1
$84.9
$148.4
$248.5
$356.4
$31.6
$95.0
$147.6
$288.5
$320.7
$50.4
$159.4
$161.0
$409.7
$340.9
2004Y
2005Y
2006Y
2007Y
2008Y
2009 without CNB
2009 with CNB
1-4 Family RE
Multifamily & Commercial RE
Consumer & HE
Commercial
Construction

United Financial Bancorp, Inc.

Loan Growth- CNB adds $243 million

Total Loans

$1,122.2 mm

$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
5 YR CAGR = 6.8% 09/08 growth= 9.2%(ex CNB)
$253.2
$126.2
$94.6
$139.8
$279.0
$133.2
$87.3
$154.2
$321.0
$134.7
$65.5
$164.5
$347.6
$137.2
$65.7
$168.1
$375.9
$146.6
$99.5
$160.7
$378.9
$158.9
$142.4
$174.3
$478.3
$196.6
$174.3
$189.8
2004Y
2005Y
2006Y
2007Y
2008Y
2009 without CNB
2009 with CNB
Money Market
Savings
Transaction
CD's

United Financial Bancorp, Inc.

Deposit Trend – CNB adds $195 million

Total Deposits

$1,038.9 mm

$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
$0.29
$0.26
$0.51
$0.58
2006Y
2007Y
2008Y
2009Y
Core EPS
Core Net Income

United Financial Bancorp, Inc.

Core Earnings Per Share & Net Income

3 YR CAGR = EPS 26%, Net Income 21.6%

$1,400,000
$1,300,000
$1,200,000
$1,100,000
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
3 YR CAGR = 9.2%
$926,274
$1,001,436
$1,146,992
$1,207,705
2006Y
2007Y
2008Y
2009Y

United Financial Bancorp, Inc.

Average Interest-Earning Assets (000’s)

3.60%
3.50%
3.40%
3.30%
3.20%
3.10%
3.00%
2.90%
2.80%
2.70%
2.60%
2.97%
2.91%
3.47%
3.39%
2006Y
2007Y
2008Y
2009Y

United Financial Bancorp, Inc.

Net Interest Margin

0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.56%
0.55%
0.56%
0.68%
2006Y
2007Y
2008Y
2009Y

United Financial Bancorp, Inc.

Non-interest Income/Average Assets

3.00%
2.75%
2.50%
2.25%
2.00%
2.51%
2.52%
2.59%
2.64%
2006Y
2007Y
2008Y
2009Y

United Financial Bancorp, Inc.

Non-interest Expense/Average Assets

80.00%
75.00%
70.00%
65.00%
60.00%
55.00%
50.00%
72.95%
74.02%
66.16%
68.49%
2006Y
2007Y
2008Y
2009Y

United Financial Bancorp, Inc.

Efficiency Ratio

$1,500,000
$1,300,000
$1,100,000
$900,000
$700,000
$500,000
4 YR CAGR = 8.4% (ex CNB)
$906,513
$1,009,433
$1,079,281
$1,263,134
$1,541,040
2005Y
2006Y
2007Y
2008Y
2009Y

United Financial Bancorp, Inc.

Total Assets (000’s)

1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.37%
0.32%
0.27%
0.22%
0.17%
0.12%
0.07%
0.02%
0.18%
0.25%
0.46%
1.15%
2006Y
2007Y
2008Y
2009Y
Non-performing Loans/Total Loans
Net Charge-Offs to Avg Loans

United Financial Bancorp, Inc.

Asset Quality

22.00%
21.00%
20.00%
19.00%
18.00%
17.00%
16.00%
15.00%
14.00%
13.00%
12.00%
11.00%
10.00%
20.95%
18.03%
13.64%
14.20%
2006Y
2007Y
2008Y
2009Y

United Financial Bancorp, Inc.

Tangible Equity/Tangible Assets

$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$8.01
$12.73
$13.01
$12.93
2006Y
2007Y
2008Y
2009Y
Tangible BV/Share
Stock Price

United Financial Bancorp, Inc.

Tangible BV/Share vs. Stock Price